Form N-SAR
Attachment for Item #77C
Matters Submitted to a Vote of Security Holders

MAINSTAY FUNDS TRUST
811-22321
For Period Ended 11/30/17

MainStay Balanced Fund
MainStay California Tax Free Opportunities Fund
MainStay Conservative Allocation Fund
MainStay Cornerstone Growth Fund
MainStay Cushing Energy Income Fund
MainStay Cushing MLP Premier Fund
MainStay Cushing Renaissance Advantage Fund
MainStay Emerging Markets Equity Fund
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Choice Fund
MainStay Epoch International Small Cap Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Yield Fund
MainStay Epoch U.S. Small Cap Fund
MainStay Floating Rate Fund MainStay Growth Allocation Fund
MainStay High Yield Municipal Bond Fund
MainStay Indexed Bond Fund
MainStay International Opportunities Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund
MainStay New York Tax Free Opportunities Fund
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund
MainStay Retirement 2060 Fund
MainStay S&P 500 Index Fund
MainStay Short Duration High Yield Fund
MainStay Total Return Bond Fund
MainStay U.S. Equity Opportunities Fund
 The thirty-four series of MainStay Funds Trust listed above are referred to collectively as the “Funds”

(a) The date of the meeting and whether it was an annual or special meeting;
Pursuant to notice, a special meeting of shareholders (“Special Meeting”) of the
Funds, each a series of MainStay Funds Trust (“Trust”), was held at the offices of
New York Life Investment Management, Inc. (“New York Life Investments”), 51 Madison
Avenue, New York, New York 10010 on October 23, 2017 at 11:00 a.m.

(b) If the meeting involved the election of trustees, state the name of each trustee elected at the meeting and the names of all other trustees now in office;
David H. Chow
Yie-Hsin Hung
Susan B. Kerley
Alan R. Latshaw
Peter Meenan
Richard H. Nolan, Jr.
Jacques P. Perold
Richard S. Trutanic
(c) Describe each matter voted upon at the meeting and state the number of affirmative votes and the number of negative votes cast with respect to each matter;
1. To elect eight Trustees to the Board of Trustees of the Trust; and
2. To approve amendments of the fundamental investment restrictions for certain Funds

The above proposals were discussed in detail in the proxy statement.  No other business came before the Special Meeting.

The proposals were passed by the shareholders, as confirmed by the Inspector of Elections.

The following is a summary of how the votes on the proposals presented before the
Special Meeting held on October 23, 2017 were cast.  There were no votes cast in person at the Special Meeting.

Yie-Hsin Hung:
Votes For  Votes Withheld Total
1,395,315,558.515 20,770,500.840 1,416,086,059.355

David H. Chow:
Votes For  Votes Withheld Total
1,397,917,470.765 18,168,588.590 1,416,086,059.355

Susan B. Kerley:
Votes For  Votes Withheld Total
1,396,818,692.317 19,267,367.038 1,416,086,059.355

Alan R. Latshaw:
Votes For  Votes Withheld Total
1,396,373,783.248 19,712,276.107 1,416,086,059.355

Peter Meenan:
Votes For  Votes Withheld Total
1,395,471,167.907 20,614,891.448 1,416,086,059.355

Richard H. Nolan, Jr.:
Votes For  Votes Withheld Total
1,395,958,365.396 20,127,693.959 1,416,086,059.355

Jacques P. Perold:
Votes For  Votes Withheld Total
1,396,793,762.076 19,292,297.279 1,416,086,059.355

Richard S. Trutanic:
Votes For  Votes Withheld Total
1,396,080,652.375 20,005,406.980 1,416,086,059.355

Results for Proposal 2 for MainStay Conservative Allocation Fund are as follows:
Proposal 2: – To approve amendments of the fundamental investment restrictions:

Proposal 2.A – Borrowing:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
20,676,834.118   887,217.663   1,198,840.303   6,525,940.676

Proposal 2.B – Senior Securities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
20,694,990.575   858,644.832   1,209,256.677   6,525,940.676

Proposal 2.C – Underwriting Securities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
20,426,297.902   936,053.795   1,400,540.387   6,525,940.676

 Proposal 2.D – Real Estate:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
20,861,769.832   755,372.565   1,145,749.687   6,525,940.676

Proposal 2.E – Commodities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
20,685,530.996   919,008.795   1,158,352.293   6,525,940.676

Proposal 2.F – Making Loans:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
20,502,709.727   1,074,430.801   1,185,751.556   6,525,940.676

Proposal 2.G – Concentration of Investments:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
20,596,693.963   888,815.149   1,277,382.972   6,525,940.676

Proposal 2.H – Diversification:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
21,083,660.544   474,084.145   1,205,147.395   6,525,940.676

Results for Proposal 2 for MainStay Epoch U.S. All Cap Fund are as follows:
Proposal 2: – To approve amendments of the fundamental investment restrictions:

Proposal 2.A – Borrowing:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
21,930,021.010   50,975.555   56,258.502   547,755.212

Proposal 2.B – Senior Securities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
21,931,768.782   42,882.125   62,604.160   547,755.212

Proposal 2.C – Underwriting Securities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
21,918,123.671   53,832.588   65,298.808   547,755.212

 Proposal 2.D – Real Estate:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
21,932,964.296   42,234.614   62,056.157   547,755.212

Proposal 2.E – Commodities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
21,927,230.187   48,820.119   61,204.761   547,755.21

Proposal 2.F – Making Loans:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
21,927,608.355   45,761.550   63,885.162   547,755.212

Proposal 2.G – Concentration of Investments:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
21,936,434.023   37,423.397   63,397.647   547,755.212

Proposal 2.H – Diversification:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
21,950,336.523   23,530.226   63,388.318   547,755.212

Results for Proposal 2 for MainStay Floating Rate Fund are as follows:
Proposal 2: – To approve amendments of the fundamental investment restrictions:
Proposal 2.A – Borrowing:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
75,916,213.199   975,874.193   1,863,023.777   33,703,583.157

Proposal 2.B – Senior Securities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
75,911,549.920   917,996.463   1,925,564.786   33,703,583.157

Proposal 2.C – Underwriting Securities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
75,852,518.290   998,413.158   1,904,179.721   33,703,583.157

 Proposal 2.D – Real Estate:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
75,850,899.313   918,533.920   1,985,677.936   33,703,583.157

Proposal 2.E – Commodities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
75,714,662.075   1,099,101.204   1,941,347.890   33,703,583.157

Proposal 2.F – Making Loans:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
75,668,758.330   1,076,968.244   2,009,384.595   33,703,583.157

Proposal 2.G – Concentration of Investments:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
75,872,930.758   964,278.401   1,917,902.010   33,703,583.157

Proposal 2.H – Diversification:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
75,990,795.374   830,849.160   1,933,466.635   33,703,583.157

Results for Proposal 2 for MainStay Growth Allocation Fund are as follows:

Proposal 2: – To approve amendments of the fundamental investment restrictions:

Proposal 2.A – Borrowing:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
15,224,487.293   1,158,989.087   943,327.076   2,723,273.386

Proposal 2.B – Senior Securities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
15,412,074.640   799,200.286   1,115,528.530   2,723,273.386

Proposal 2.C – Underwriting Securities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
15,184,583.263   1,111,104.391   1,031,115.802   2,723,273.386

 Proposal 2.D – Real Estate:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
15,391,399.403   902,284.595   1,033,119.458   2,723,273.386

Proposal 2.E – Commodities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
15,512,578.611   822,869.982   991,354.863   2,723,273.386

Proposal 2.F – Making Loans:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
15,039,385.213   983,408.486   1,304,009.757   2,723,273.386

Proposal 2.G – Concentration of Investments:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
15,443,250.783   833,895.796   1,049,656.877   2,723,273.386

Proposal 2.H – Diversification:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
15,705,338.668   554,555.226   1,066,909.562   2,723,273.386

Results for Proposal 2 for MainStay Indexed Bond Fund are as follows:

Proposal 2: – To approve amendments of the fundamental investment restrictions:

Proposal 2.A – Borrowing:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
8,473,921.275   42,658.651   56,850.385   830,499.763

Proposal 2.B – Senior Securities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
8,479,649.917   36,900.517   56,879.877   830,499.763

Proposal 2.C – Underwriting Securities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
8,441,431.418   73,907.013   58,091.880   830,499.763

 Proposal 2.D – Real Estate:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
8,446,609.448   67,244.546   59,576.317   830,499.763

Proposal 2.E – Commodities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
8,452,766.263   64,156.916   56,507.132   830,499.763

Proposal 2.F – Making Loans:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
8,445,607.291   67,833.465   59,989.555   830,499.763

Proposal 2.G – Concentration of Investments:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
8,477,382.001   36,853.462   59,194.848   830,499.763

Proposal 2.H – Diversification:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
8,484,708.913   30,455.969   58,265.429   830,499.763

Results for Proposal 2 for MainStay Moderate Allocation Fund are as follows:

Proposal 2: – To approve amendments of the fundamental investment restrictions:

Proposal 2.A – Borrowing:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
32,113,814.095   1,854,655.401   2,635,537.758   6,208,502.293

Proposal 2.B – Senior Securities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
32,624,322.496   1,396,541.225   2,583,143.533   6,208,502.293

Proposal 2.C – Underwriting Securities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
32,094,995.847   1,858,167.772   2,650,843.635   6,208,502.293

 Proposal 2.D – Real Estate:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
32,498,086.859   1,446,340.143   2,659,580.252   6,208,502.293

Proposal 2.E – Commodities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
31,940,503.821   2,129,658.165   2,533,845.268   6,208,502.293

Proposal 2.F – Making Loans:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
32,375,401.304   1,679,197.560   2,549,408.390   6,208,502.293

Proposal 2.G – Concentration of Investments:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
32,392,021.303   1,537,812.046   2,674,173.905   6,208,502.293

Proposal 2.H – Diversification:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
32,823,595.958   927,996.543   2,852,414.753   6,208,502.293

Results for Proposal 2 for Moderate Growth Allocation are as follows:
Proposal 2: – To approve amendments of the fundamental investment restrictions:

Proposal 2.A – Borrowing:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
31,771,199.774   1,809,686.658   1,689,942.690   5,234,136.822

Proposal 2.B – Senior Securities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
30,525,015.668   2,981,850.938   1,763,962.516   5,234,136.822

Proposal 2.C – Underwriting Securities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
30,259,046.252   3,210,762.106   1,801,020.764   5,234,136.822

 Proposal 2.D – Real Estate:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
31,924,452.060   1,593,928.943   1,752,448.119   5,234,136.822

Proposal 2.E – Commodities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
31,650,518.221   1,885,563.519   1,734,747.382   5,234,136.822

Proposal 2.F – Making Loans:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
30,147,824.095   3,226,273.643   1,896,731.384   5,234,136.822

Proposal 2.G – Concentration of Investments:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
30,376,859.965   3,068,903.103   1,825,066.054   5,234,136.822

Proposal 2.H – Diversification:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
32,157,570.920   1,245,855.738   1,867,402.464   5,234,136.822

 Results for Proposal 2 for MainStay S&P 500 Index Fund are as follows:
Proposal 2: – To approve amendments of the fundamental investment restrictions:
Proposal 2.A – Borrowing:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
13,763,440.217   384,547.543   165,952.704   3,491,088.919

Proposal 2.B – Senior Securities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
13,780,599.477   360,300.379   173,040.608   3,491,088.919

Proposal 2.C – Underwriting Securities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
12,865,340.869   1,258,667.497   189,932.098   3,491,088.919

 Proposal 2.D – Real Estate:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
12,918,811.812   1,231,599.198   163,529.454   3,491,088.919

Proposal 2.E – Commodities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
13,763,793.643   388,185.791   161,961.030   3,491,088.919

Proposal 2.F – Making Loans:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
13,754,447.334   391,918.524   167,574.606   3,491,088.919

Proposal 2.G – Concentration of Investments:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
13,783,172.526   362,568.092   168,199.846   3,491,088.919

Proposal 2.H – Diversification:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
13,827,668.105   307,501.165   178,771.194   3,491,088.919

Results for Proposal 2 for MainStay Total Return Fund are as follows:

Proposal 2: – To approve amendments of the fundamental investment restrictions:

Proposal 2.A – Borrowing:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
49,676,303.786   254,772.268   443,328.543   13,736,247.421

Proposal 2.B – Senior Securities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
49,681,714.959   245,872.152   446,817.486   13,736,247.421

Proposal 2.C – Underwriting Securities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
49,580,831.977   344,397.466   449,175.154   13,736,247.421

 Proposal 2.D – Real Estate:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
49,055,900.353   870,087.946   448,416.298   13,736,247.421

Proposal 2.E – Commodities:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
48,979,923.856   947,299.604   447,181.137   13,736,247.421

Proposal 2.F – Making Loans:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
49,565,157.776   351,145.447   458,101.374   13,736,247.421

Proposal 2.G – Concentration of Investments:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
49,033,484.472   868,758.931   472,161.194   13,736,247.421

Proposal 2.H – Diversification:

Votes
For   Votes
Against   Abstentions   Broker Non-Votes
49,116,808.638   790,913.739   466,682.220   13,736,247.421